UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2004

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	66-0619270

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED MAY 11, 2004

Item 12. Results of Operations and Financial Condition.

     On May 11, 2004, Annuity and Life Re (Holdings), Ltd. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it had filed a Form 12b-25 Notification of Late Filing with respect to its Form 10-Q for the three month period ended March 31, 2004. The press release contained information with respect to the Company’s financial results for the period ended March 31, 2004.

     The foregoing information, furnished under “Item 12. Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date: May 11, 2004	By:	/s/ John F. Burke
John F. Burke
Chief Executive Officer and President

EXHIBIT INDEX

99.1   Press Release dated May 11, 2004